UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2007

CAPITAL ONE FUNDING, LLC

ON BEHALF OF THE

CAPITAL ONE MASTER TRUST

(Issuing Entity in respect of the COMT Collateral Certificate)

AND THE

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Issuing Entity in respect of the Notes)

(Exact name of registrant as specified in its charter)

Virginia	333-142033, 333-142033-01, 333-142033-02	54-2058720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 East Shore Drive Room 1071-B Glen Allen, Virginia	23059
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (804) 290-6959

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2007, pursuant to a purchase and assumption agreement, Capital One, F.S.B. transferred its small business credit card accounts to Capital One Bank. In addition, on July 1, 2007, Capital One Financial Corporation consolidated two of its banking subsidiaries by merging Capital One, F.S.B. with and into Capital One, National Association with Capital One, National Association surviving the merger. As part of this consolidation, on July 1, 2007, Capital One, F.S.B and Capital One Funding, LLC terminated the Savings Bank Receivables Purchase Agreement (the “Savings Bank Receivables Purchase Agreement”), dated as of August 1, 2002, pursuant to the Certificate of Termination of the Savings Bank Receivables Purchase Agreement (the “Certificate of Termination”). Prior to the termination of the Savings Bank Receivables Purchase Agreement, Capital One, F.S.B. had not transferred any receivables to Capital One Funding, LLC pursuant to the Savings Bank Receivables Purchase Agreement. All conditions precedent to the execution of the Certificate of Termination have been satisfied and the Certificate of Termination is filed as Exhibit 99.1 to this current report on Form 8-K.

On July 1, 2007, Capital One Bank and Capital One Funding, LLC executed the Amended and Restated Receivables Purchase Agreement (the “Amended and Restated Receivables Purchase Agreement”), which amended and restated the Receivables Purchase Agreement (the “Previous RPA”), dated as of August 1, 2002. On July 1, 2007, Capital One Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee, executed the Amended and Restated Pooling and Servicing Agreement (the “Amended and Restated Pooling and Servicing Agreement”), which amended and restated the Amended and Restated Pooling and Servicing Agreement (the “Previous PSA”), dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006. All conditions precedent to the execution of the Amended and Restated Receivables Purchase Agreement and the Amended and Restated Pooling and Servicing Agreement have been satisfied and the Amended and Restated Receivables Purchase Agreement and the Amended and Restated Pooling and Servicing Agreement are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this current report on Form 8-K.

The Amended and Restated Receivables Purchase Agreement amends the Previous RPA and the Amended and Restated Pooling and Servicing Agreement amends the Previous PSA by, among other things, removing references to “consumer revolving credit accounts” and replacing them with references to “revolving credit accounts,” thereby allowing receivables from non-consumer revolving credit accounts owned by Capital One Bank, which, as of July 1, 2007, includes small business revolving credit accounts, to be conveyed from Capital One Bank to Capital One Funding, LLC, and from Capital One Funding, LLC to the Capital One Master Trust. In addition, the Amended and Restated Pooling and Servicing Agreement amends the Previous PSA by, among other things, removing references to Capital One, F.S.B. as an Account Owner or to the Savings Bank Receivables Purchase Agreement, which, as discussed above, was terminated on July 1, 2007 pursuant to the Certificate of Termination.

Section 9 – Financial Statements and Exhibits.

Item 9.01	(d). Exhibits.

The following are filed as an Exhibit to this Report.

4.1	Amended and Restated Receivables Purchase Agreement, dated as of July 1, 2007, between Capital One Bank and Capital One Funding, LLC.

4.2	Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August, 1, 2002, January 13, 2006 and July 1, 2007, among Capital One Bank as Servicer, Capital One Funding, LLC, as Transferor and The Bank of New York, as Trustee.

99.1	Certificate of Termination of the Savings Bank Receivables Purchase Agreement, dated as of July 1, 2007, between Capital One, F.S.B. and Capital One Funding, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

By:	/s/ Richard Johns
	Name:	Richard Johns
	Title:	Assistant Vice President

July 1, 2007

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Amended and Restated Receivables Purchase Agreement, dated as of July 1, 2007, between Capital One Bank and Capital One Funding, LLC.

Exhibit 4.2	Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August, 1, 2002, January 13, 2006 and July 1, 2007, among Capital One Bank as Servicer, Capital One Funding, LLC, as Transferor and The Bank of New York, as Trustee.

Exhibit 99.1	Certificate of Termination of the Savings Bank Receivables Purchase Agreement, dated as of July 1, 2007, between Capital One, F.S.B. and Capital One Funding, LLC.